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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 31, 1999, in Amendment No. 2 to the Registration Statement (Form S-4 No. 333-78501) and related Prospectus of Saratoga Resources, Inc. for the Registration of 8,800,000 shares of its common stock.

                                            /s/ Ernst & Young LLP

Austin, Texas
July 15, 1999